Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of LaBarge, Inc. (“Company”) on Form 10-Q for the period ended March 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig E. LaBarge, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Company.

Dated May 13, 2003

/s/ Craig E. LaBarge Craig E. LaBarge Chief Executive Officer and President

Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of LaBarge, Inc. (“Company”) on Form 10-Q for the period ended March 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald H. Nonnenkamp, Vice President and Chief Financial Officer of Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Company.

Dated May 13, 2003

/s/ Donald H. Nonnenkamp Donald H. Nonnenkamp Vice President and Chief Financial Officer